MANAGED PORTFOLIO SERIES
(the “Trust”)

Olstein All Cap Value Fund
Olstein Strategic Opportunities Fund
(the “Funds”)

Supplement dated June 4, 2021 to the Prospectus for the Funds dated October 28, 2020, as amended.

The following language replaces the section entitled “ADVISER CLASS SHARES” on pages 33 and 34 of the Prospectus:

"ADVISER CLASS SHARES
Adviser Class shares are generally only offered for sale through a “financial adviser,” such as a broker, dealer, bank (including a bank trust department), investment adviser, financial planner, retirement plan administrator or other financial intermediary and other financial professionals that charge a separate fee for advisory or administrative services. However, the Adviser Class also is available to:
a)officers, Trustees, Directors, and employees of OCM (or any investment company managed by OCM) or any affiliate of OCM, and members of their families, including trusts established for the benefit of the foregoing;
b)employees of brokerage firms that are in good standing with Financial Industry Regulatory Authority, Inc. (“FINRA”), employees of financial planning firms who place orders for the Funds through a member in good standing with FINRA, and the families (limited to spouses, domestic partners, and dependent children under age 21) of both types of employees, provided that the orders are placed through a FINRA member firm that has signed an agreement with OCM to sell Fund shares; and
c)Purchasers of Adviser Class shares who, by combining a current purchase with certain other shares of either of the Funds already owned, will hold $10 million or more of the Funds in aggregate. To determine if you qualify to purchase Adviser Class shares under this provision, the amount of your current purchase is added to the current NAV of your other Adviser Class shares, Class A shares and Class C shares, as well as those Adviser Class shares, Class A shares and Class C shares of your spouse or domestic partner, and dependent children under the age of 21 residing in the same household.
To qualify a purchase of Adviser Class shares under any of the above provisions, when each purchase is made it is the responsibility of the financial adviser or shareholder to notify the Funds’ Transfer Agent that the purchase qualifies for one of the above privileges and to provide the Funds’ Transfer Agent with sufficient written information concerning such qualifications, including any qualifying related accounts.
There are no sales charges imposed by the Fund on Adviser Class shares. Adviser Class shares are generally not sold directly by the Fund to individual investors. The expenses presented in the

Shareholder Fees/Annual Fund Operating Expenses table above do not include any separate fees that may be charged by financial advisers.
Adviser Class shares may also be available on brokerage platforms of firms that have agreements with the Trust to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Adviser Class shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker. Furthermore, shares purchased through a broker-dealer may be subject to different procedures than those described in this Prospectus. Shares of the Funds are available in other share classes that have different fees and expenses.
The Adviser Class shares do not have a 12b-1 Plan and do not charge a Rule 12b-1 distribution and shareholder servicing fee.
You should contact your financial adviser to purchase Adviser Class shares of a Fund."

This Supplement should be retained with your Prospectus for future reference.